UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported) April 8, 2005 (April 1, 2005)

                                   LMIC, Inc.
             (Exact name of registrant as specified in its charter)


           DELAWARE                       0-26186              84-1029 987
-------------------------------   ------------------------  -------------------
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
        incorporation)                                      Identification No.)


                 6435 Virginia Manor Road, Beltsville, MD 20705
          (Address of principal executive offices, including zip code)

                                 (240) 264-8310
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements under the Private Securities Litigation Reform Act of 1995:

This Current Report includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. All statements regarding LMIC, Inc. and its subsidiaries' and affiliates' (collectively, the "Company") expected future financial position, results of operations, cash flows, financing plans, business strategy, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain and readers must recognize that actual results may differ materially from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ from those in the forward-looking statement include those set forth in the Company's most recent Annual Report on Form 10-KSB, and also include the Company's ability to fund its operations, to generate additional sales, to obtain waivers of existing defaults under its debt documents, actions of the Company's competitors and changes in general economic conditions. Many of these factors are outside the Company's control.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

ITEM 8.01 OTHER EVENTS.


On April 1, 2005, the Company was notified of the resignation of Jay Duffy, its Vice President of Sales. Mr. Duffy's responsibilities will be assumed by Rachid Mehdaova.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 8, 2005

                                LMIC, Inc.

                                By:    /s/ Luis Negrete
                                Name:  Luis Negrete
                                Title: President & Chief Operating Officer